EXHIBIT 99.1

Industrial Services of America, Inc.

Announces Closing of Sale of Assets

LOUISVILLE, KY (December 16, 2019) – Industrial Services of America, Inc. (NASDAQ: IDSA) (the “Company” or “ISA”), today announced that it has closed on the sale transaction (the “Transaction”) contemplated by its previously announced definitive asset purchase agreement (the “Purchase Agreement”) with River Metals Recycling LLC (“River Metals”), a subsidiary of The David J. Joseph Company, pursuant to which River Metals has acquired substantially all of the assets of the Company and its wholly-owned subsidiaries and assumed certain liabilities of the Company and its wholly-owned subsidiaries.

As previously announced, following completion of the transaction, ISA intends to dissolve and to distribute a portion of the sale proceeds to its shareholders. The initial distribution amount, anticipated to occur within the next thirty days, will be determined by ISA’s board of directors and will be subject to the satisfaction of the liabilities of the Company and certain assumptions. Additional monies may be distributed over time based on cash available, after reflecting any reserve for future contingent liabilities, operating costs and any other uses of cash.

About ISA

Headquartered in Louisville, Kentucky, Industrial Services of America, Inc., is a publicly traded company that, up until the closing of the Transaction, bought, processed and marketed ferrous and non-ferrous metals and other recyclable commodities.

Forward-Looking Statements

The statements in this press release that are not historical, including without limitation statements regarding ISA’s beliefs, expectations, prospects, strategic plans and statements regarding the Plan of Dissolution approved by its shareholders on November 20, 2019 (the “Plan of Dissolution”) or any other future events, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered “forward-looking statements” for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “potential,” or “continues,” or the negative thereof or other similar words. Although ISA believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct.

Examples of forward-looking statements include, but are not limited to, those regarding the transactions contemplated by the Purchase Agreement and the Plan of Dissolution, including any distributions to shareholders. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by the forward-looking statements. Important factors, some of which are outside ISA’s control, that could cause actual results to differ from those expressed or implied by the forward-looking statements and affect ISA’s ability to make shareholder distributions include the amount ISA will be required to pay to satisfy unknown or contingent liabilities in the future; the cost of operating the business through the final liquidation; general business and economic conditions; the possibility that the other anticipated benefits from the sale of the business or the Plan of Dissolution will not be realized; and other risks as set forth in ISA’s filings from time to time with the SEC.

Further information on risks ISA faces is contained in its filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2018, and the definitive proxy statement on Schedule 14A filed on October 21, 2019. Any forward-looking statement made by ISA speaks only as of the date on which it is made. Factors or events that could cause its actual results to differ may emerge from time to time, and it is not possible to predict all of them. ISA undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.